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(image) Lindner Funds founder Kurt Lindner, a German Jewish refugee, immigrated to the United States at age 17 in 1939 and settled with his family in St. Louis. He built a 20-year career as a CPA and founded his first fund as a private partnership, making it a public mutual fund in 1973.

Quickly, the mutual fund pioneer built one of the most stable track records in the industry. His early formula was simple. As he told a Forbes reporter in 1981, "We have very strict criteria: They've got to be cheap."

His love for value also was reflected in his puritan management style, which won him Wall Street Journal's "Cheap Chic" award for thriftiness. Expenses were kept pencil thin, advertising was unheard of, and office decor sparse. Lindner shunned computers and even Quotron machines, sending office workers scurrying to nearby brokerages to collect closing stock prices at the end of each day.

In 1993, Lindner retired and sold his advisory firm to a new team, headed by Chairman Doug T. Valassis and President Eric Ryback, a long-time Lindner Funds employee. He continued his work as a Senior Consultant to the firm. After coping with multiple sclerosis for 16 years, Kurt Lindner died after suffering a heart attack in January 1995.

The sound value-minded principles established by Lindner continue on as company hallmarks. Conservative investing and risk protection are not just theoretical guidelines, but techniques the company employs on a daily and proactive basis.

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